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                         312 CERTIFICATE COMPANY

              $600,000,000 INSTALLMENT FACE AMOUNT CERTIFICATE

                             APRIL 21, 1999

     312 Certificate Company, a corporation duly organized and existing under the laws of the State of Delaware (the "Issuer"), shall pay to The First National Bank of Chicago, as agent (the "Agent") for International Securitization Corporation ("ISC") and any subsequent entity which, in the future purchases an interest in this installment face amount certificate (this "Certificate") and such future potential purchasers are pursuant to the Liquidity Agreement (collectively, ISC hereinafter referred to as the "Certificateholders") the principal amount of $600,000,000, or, if less, the aggregate unpaid principal amount of all installment purchase payments made by the Certificateholders from time to time (the "Invested Amount"), and to pay interest on the Invested Amount as more fully set forth in that certain Face Amount Certificate Agreement dated as of April 23, 1998, among the Issuer, ISC and the Agent (as amended, restated, supplemented or otherwise modified from time to time, the "Face Amount Certificate Agreement").

     This Certificate is issued pursuant to the Face Amount Certificate Agreement. Reference is hereby made to the Face Amount Certificate Agreement for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Agent and the Certificateholders and the terms upon which this Certificate is delivered. All terms used in this Certificate which are not defined herein shall have the meanings assigned to them in the Face Amount Certificate Agreement. The provisions of the Face Amount Certificate Agreement are hereby incorporated by reference herein and shall be binding on the Issuer, the Agent and the Certificateholders as if fully set forth herein. As provided in the Face Amount Certificate Agreement, this Certificate is secured by the Pledged Collateral. To the extent provided in the Face Amount Certificate Agreement and the Pledge Agreement, the Certificateholders, (and the Agent on their behalf) shall be entitled to the benefits of a security interest in the Pledged Collateral for the benefit of the Certificateholders.

THIS INSTALLMENT FACE AMOUNT CERTIFICATE IS ISSUED IN REPLACEMENT OF, AND EVIDENCES OBLIGATIONS PREVIOUSLY EVIDENCED BY, THAT CERTAIN $500,000,000 INSTALLMENT FACE AMOUNT CERTIFICATE DATED APRIL 23, 1998 ISSUED BY THE ISSUER TO THE AGENT.

THIS INSTALLMENT FACE AMOUNT CERTIFICATE IS SUBJECT TO PREPAYMENT AND/OR REDEMPTION PRIOR TO ITS MATURITY AS SET FORTH IN THE FACE AMOUNT CERTIFICATE AGREEMENT.

THIS INSTALLMENT FACE AMOUNT CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS


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AMENDED (THE "33 ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE OF THE
UNITED STATES OF AMERICA (THE "BLUE SKY LAWS"). THE HOLDER HEREOF, BY PURCHASING THIS INSTALLMENT FACE AMOUNT CERTIFICATE OR ANY INTEREST HEREIN (THE "INTEREST") REPRESENTS THAT IT IS AN "ACCREDITED INVESTOR" AS THAT TERM IS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE '33 ACT AND AGREES THAT SUCH INTEREST WILL ONLY BE OFFERED, RESOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN COMPLIANCE WITH THE '33 ACT, THE APPLICABLE BLUE SKY LAWS AND THE RESTRICTIONS SET FORTH IN THE FACE AMOUNT CERTIFICATE AGREEMENT. THIS FACE AMOUNT CERTIFICATE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT REFERENCE TO CONFLICT OF LAWS PRINCIPLES, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed as of the date first above-written.

Dated:  April 21, 1999

                                            312 CERTIFICATE COMPANY

                                            By: /s/ William D. Morris
                                               ------------------------------
                                            Name:  William D. Morris
                                            Title:  CEO